                                                                  Execution Copy

                                                                   EXHIBIT 10.52



                               AMENDMENT NO. 7 TO
                      STOCK PURCHASE AND EXCHANGE AGREEMENT


      THIS AMENDMENT NO. 7 (this "Amendment"), dated as of the 31st day of October, 2000, by and among GE Financial Assurance Holdings, Inc., a Delaware corporation, Phoenix Group Holdings, Inc., a Connecticut corporation, PM Holdings, Inc., a Connecticut corporation, and GE Life and Annuity Assurance Company, a Virginia corporation, to the Stock Purchase and Exchange Agreement, dated as of December 9, 1999, entered into by and among the parties hereto (together with all amendments thereto prior to the date hereof, the "SPEA"), recites and provides as follows. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the SPEA.


                                   WITNESSETH:

      WHEREAS, the parties hereto entered into the SPEA; and

      WHEREAS, pursuant to Section 2.4 of the SPEA the parties agreed that if the Approvals required for the sale of PDS by PGH to GEFA set forth on Schedule 3.4(b) to the SPEA had not been obtained by the Second Closing Date, the parties would negotiate an amendment to the SPEA to provide for the sale of PDS once those Approvals had been obtained; and

      WHEREAS, the Approvals required for the sale of PDS by PGH to GEFA have been obtained; and

      WHEREAS, the parties wish to further amend the SPEA in the manner set forth herein, to provide for the sale of PDS by PGH to GEFA,

      NOW THEREFORE, in exchange for the undertakings contained in the SPEA, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    AMENDMENTS

      1.1. Section 1.1 of the SPEA is hereby amended to add the following defined terms:

                    "THIRD CLOSING" shall mean the closing of the sale and
             purchase of PDS.

                    "THIRD CLOSING DATE" shall mean the date upon which the
             Third Closing occurs, which date shall be October 31, 2000.

      1.2. Section 2.4 of the SPEA is hereby amended to add the following Subsection (c):

             (c) The Third Closing will occur on the Third Closing Date if the conditions set forth in Sections 9.8, 9.9 and 9.10 are fulfilled or waived. At the Third Closing:

                  (i) PGH will deliver to GEFA stock certificates representing the Purchased PDS Shares, endorsed or accompanied by stock powers in favor of GEFA;

                  (ii) GEFA will pay to PGH by wire transfer of immediately available funds to such accounts as are designated by PGH an amount equal to the PDS Purchase Price; and

                  (iii) PMH will deliver to GEFA any amendments to the Schedules; provided, however, that until the Third Closing, any amendments to the Schedules with respect to any matter that, if existing or occurring at or prior to the Third Closing Date, would have been required to be set forth or described in such a Schedule or that is necessary to complete or correct any information in any representation or warranty contained in Article III will not be taken into account for purposes of determining the fulfillment of the condition precedent set forth in Section 9.9(a). For all other purposes, including, without limitation,
                         Section 10.2(b), each such additional amendment and supplement shall be given effect.

      1.3. Article VII of the SPEA -Tax Matters shall remain in full force and effect with respect to the transactions completed at the Second Closing. With respect solely to the transactions to be completed at the Third Closing, however, the provisions of Article VII of the SPEA are hereby incorporated into this Amendment with the following revisions:

                      All references to "SECOND CLOSING" shall mean the "THIRD
             CLOSING".

                      All references to "SECOND CLOSING DATE" shall mean the
             "THIRD CLOSING DATE".

      1.4. Section 7.12 of the SPEA is hereby amended and restated in its entirety as set forth below:

                      For purposes of this Article VII, the term "PGH
             SUBSIDIARIES" shall mean: (i) with respect to the transactions completed at the Second Closing, only those PGH Subsidiaries that are actually acquired under this Agreement as of the Second Closing Date, and (ii) with respect to the transactions completed at the Third Closing, PDS and CA Benefits.

      1.5. Article VIII of the SPEA shall remain in full force and effect with respect to the PGH Business Employees and the PGH Subsidiary Employees who are employees of PDS or CA Benefits as of the Third Closing Date.


      1.6. Section 9.1 of the SPEA is hereby amended by inserting the following sentence before the last sentence of such section:

                      The respective obligations set forth herein to be
             performed by PMH, PGH or GEFA at the Third Closing shall be subject to the fulfillment, on or before the Third Closing Date, in the case of PMH and PGH, of the conditions set forth in Sections 9.8 and 9.9, and in the case of GEFA, of the conditions set forth in Sections 9.8 and 9.10.

      1.7. Article IX of the SPEA is hereby amended to add the following Sections 9.8, 9.9 and 9.10:

             9.8    Conditions to Obligations of All Parties at the Third
             Closing.

                    (a) Consents. All third party consents listed on Schedules 3.4(b) and 4.6(b) shall have been obtained and this Agreement and the consummation of the transactions contemplated hereby shall have been approved by the regulatory authorities or Government Authorities of the Required Jurisdictions (or shall not have been disapproved by such authorities and the time period during which such authorities may, under applicable Law, disapprove this Agreement and the consummation of such transactions shall have lapsed), the parties shall have received reasonably satisfactory evidence of such Approvals (or non-disapprovals) and such Approvals (or non-disapprovals) shall not be subject to conditions that are unreasonably burdensome.

                    (b) No Injunction. There shall not be in effect any injunction or other order issued by a court of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated by this Agreement.

             9.9    Conditions to Obligations of PMH and PGH at the Third
             Closing.

                    (a) Representations, Warranties and Actions of GEFA. The representations and warranties set forth in Sections 4.1, 4.6 (solely with respect to GEFA), 4.21 (solely with respect to the Purchased PDS Shares), and 4.22 (solely with respect to GEFA) shall be true and correct in all material respects at and as of the Third Closing Date. GEFA and its Affiliates shall have duly performed and complied in all material respects with all obligations herein required to be performed or complied with by them at or before the Third Closing, including without limitation the actions required in
             Article V (solely with respect to GEFA) and Article VI (solely with respect to GEFA). All actions to be taken by GEFA in connection with the consummation of the transactions contemplated hereby and all certificates, instruments and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to PMH and PGH.

                    (b) Officer's Certificate. GEFA shall have delivered to PMH and PGH a certificate, dated the Third Closing Date and signed by its President or a Vice President, as to the fulfillment of the conditions set forth in Section 9.9(a).

             9.10   Conditions to Obligations of GEFA at the Third Closing.

                    (a) Representations, Warranties and Actions of PMH and PGH. The representations and warranties set forth in Article III (solely with respect to PMH, PGH, PDS, and CA Benefits) and Article VII (solely with respect to PMH, PGH, PDS, and CA Benefits), to the extent they are qualified by a PGH Material Adverse Effect or otherwise qualified as to materiality, shall be true and correct in all respects at and as of the Third Closing Date and all other representations and warranties set forth in Article III (solely with respect to PMH, PGH, PDS, and CA Benefits) and Article VII (solely with respect to PMH, PGH, PDS, and CA Benefits) shall be true and correct in all material respects at and as of the Third Closing Date. PMH and PGH shall have duly performed and complied in all material respects with all agreements contained herein required to be performed or complied with by either of them at or before the Third Closing, including without limitation the actions required in
             Article V (solely with respect to PMH, PGH, PDS, and CA Benefits) and Article VI (solely with respect to PMH, PGH, PDS, and CA Benefits). All actions to be taken by PMH or PGH in connection with the consummation of the transactions contemplated hereby and all certificates, instruments and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to GEFA.

                    (b) Officer's Certificate. Each of PMH and PGH shall have delivered to GEFA a certificate, dated the Third Closing Date and signed by its President or a Vice President, as to the fulfillment of the conditions set forth in Section 9.10(a).

                    (c) Resignations. Those directors and officers of each of PDS and CA Benefits specified in a written notice delivered by GEFA to PGH as of the Third Closing shall have submitted their resignations from the Boards of Directors of each of PDS and CA Benefits, as the case may be, effective as of the Third Closing Date.

                    (d) No Material Adverse Effect. Since June 30, 1999, there shall have been no material adverse effect on PDS or CA Benefits, individually or taken as a whole, except for any effect resulting from (i) general conditions (including Laws) applicable to the industries in which PDS or CA Benefits operates, or (ii) general economic, financial or market conditions.

                    (e) Termination of Temporary Services Agreement. The Temporary Services Agreement, effective as of April 1, 2000, by and among PAL, PDS and CA Benefits shall have been terminated.

                    (f) Termination of Benefit Plans. Pursuant to Section 2.3 of Amendment No. 3 to the SPEA, PMH and PGH shall have caused the termination of the benefit plans of CA Benefits.

      1.8.   Article X of the SPEA is hereby amended to add the following
Section 10.3:

             10.3   Third Closing.

                    For purposes of this Article X and with respect to all
             matters directly or indirectly related to PDS or CA Benefits, all references to the Second Closing and the Second Closing Date shall mean the Third Closing and the Third Closing Date, respectively, and all references to "both Closings" shall include the First Closing, the Second Closing and the Third Closing.

      1.9. Section 10.2(b)(ii) of the SPEA is hereby amended to add the following new subsection (F) to the end of the first sentence:

             ; and (F) arising directly or indirectly out of the failure by CA Benefits to address under applicable abandoned property statutes uncashed checks of various types from the years 1994 through 1998.


2.    MISCELLANEOUS

      2.1.   PGH Business Assets.

             The PGH Business Assets as defined in the Recitals to the SPEA do not include any items of personal or real property used in the conduct of the business of PDS or CA Benefits.

      2.2.   Computer Services Agreement.

             To the extent that PGH is currently providing computer services to any of the former PGH Subsidiaries pursuant to the Computer Services Agreement, dated as of December 9, 1999, by and between GEFA and PGH, PGH shall also provide such services to PDS and CA Benefits; provided, however, that PGH shall not be required to provide any services to PDS or CA Benefits that it is not providing as of the date hereof.

      2.3.   No Other Amendments.

             Other than as expressly set forth herein, the SPEA remains unaltered and in full force and effect.

      2.4.   Counterparts.

             This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same amendment.

      2.5.   Governing Law.

             This Amendment shall be construed, performed and enforced in accordance with the laws of the State of Connecticut without regard to the conflicts of law principles of such state.

                     [SIGNATURE APPROVAL ON FOLLOWING PAGE]

               IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their undersigned duly authorized officers.

PM HOLDINGS, INC.                          GE FINANCIAL ASSURANCE
                                           HOLDINGS, INC.

  /s/ Carl T. Chadburn                         /s/ Leon E. Roday
  ----------------------------------           ---------------------------------
   Name: Carl T. Chadburn                       Name: Leon E. Roday
   Title: Vice President                        Title: Senior Vice President,
                                                       Secretary, and
                                                       General Counsel


PHOENIX GROUP HOLDINGS, INC.               GE LIFE AND ANNUITY ASSURANCE
                                           COMPANY

   /s/ Christopher Wilkos                      /s/ Leon E. Roday
  ----------------------------------           ---------------------------------
   Name: Christopher Wilkos                     Name: Leon E. Roday
   Title: Vice President                        Title: Senior Vice President





587523